DVI RECEIVABLES X, L.L.C.
                                    (ISSUER)

                           DVI RECEIVABLES CORP. VIII
                                (OWNER OF ISSUER)

                           DVI FINANCIAL SERVICES INC.
                                   (SERVICER)


                               Asset-Backed Notes
                                  Series 1999-2


                                   ----------

                        Supplement dated October 26, 1999
                                       to
                  Prospectus Supplement dated October 25, 1999
                                       to
                         Prospectus dated July 12, 1999




CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASSIGNED IN THE PROSPECTUS SUPPLEMENT DATED OCTOBER 25, 1999.

         The Prospectus Supplement is hereby revised to change the Stated Maturity Date for the Class A-3 notes, which appears on page S-1, to June 13, 2003.


                                 Lehman Brothers
Prudential Securities                             Banc One Capital Markets, Inc.

                                  UNDERWRITERS


         This supplement may be used to offer or sell the notes offered hereby only if accompanied by the prospectus supplement and prospectus.

         Dealers will be required to deliver a supplement, prospectus supplement and prospectus when acting as underwriters of the notes offered hereby and with respect to their unsold allotments or subscriptions.